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                                CASH TRANSACTIONS


                           CABCO TR FOR FLORIDA POWER AND
                           LIGHT


December 3, 2001           Receipt of Interest on                   $881,250.00
                           Florida Power and Light 7.05%

December 3, 2001           Funds Disbursed to
                           Holders of CABCO
                           Trust Certificates                       $881,250.00